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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON,  D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  June 22, 2000
                                                         --------------

                         e-financial  depot.com,  Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              000-26899            33-0809711
--------                             ---------             ----------
(State  or  other  jurisdiction     (Commission     (IRS  Employer
           of  incorporation)      File  Number)     Identification  No.)

150  -  1875  Century  Park  East,  Century  City,  California     90067
--------------------------------------------------------------     -----
     (Address  of  principal  executive  offices)            (Zip  Code)

Registrant's  telephone  number,  including  area  code  (877)  739-3812
                                                         ---------------
         (Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On June 22, 2000 the Registrant entered into an agreement (the "Share Purchase Agreement") with Westcor Mortgage Inc. ("Westcor") and Patricia Kirkham and
Dennis Petersen, both business persons of Calgary, Alberta (the "Vendors") pursuant to which the Registrant acquired all of the issued common shares of Westcor (the "Vendors Shares"). Westcor is a private Alberta company which carries on the mortgage brokerage business. The assets of Westcor are primarily goodwill in the form of an operating brokerage which received commissions for placing approximately US$97 million in mortgages in 1999. The direct consideration for the purchase of the Vendors Shares (the "Transaction") was the payment of US$600,000 by the issue of two promissory notes totalling US$592,636 and a holdback retained by the Registrant of US$7,364. The promissory notes are secured by a pledge of the Vendors Shares in an agreement between the Vendors and the Registrant dated for reference February 29, 2000 (the "Hypothecation Agreement").

Prior to the acquisition of the Vendors Shares, Westcor issued to the Vendors 295520 Exchangeable shares of Westcor which are exchangeable into an equal number of common shares of the Registrant at a deemed price of US$4.25 per share. In addition, the Registrant issued 73880 common shares of the Registrant at the same deemed price to a financial intermediary, Oxford Capital Corp. ("Oxford"). Accordingly, the value of shares of the Registrant into which the Exchangeable shares may be exchanged was approximately US$1,255,960 and the total effective consideration for the Vendors Shares was US$2,169,950 of which US$313,990 in the form of common shares of the registrant was received by Oxford.

All of the Exchangeable shares are held in escrow pending the completion of an audit of Westcor pursuant to an escrow agreement among the Registrant, the Vendors and Oxford dated for reference February 29 2000 (the "Escrow Agreement"). If the value of Westcor's assets as disclosed by the audit is less than that shown on Westcor's management prepared financial statements for the nine month period ending January 31, 2000, a proportionate number of Exchangeable shares will be cancelled prior to the release of Exchangeable shares from escrow.

The consideration paid by the Registrant for the Vendors Shares was determined by negotiation with the Vendors. Prior to the closing of the Transaction the Vendors were completely at arms length from the Registrant and its affiliates. The Registrant intends to discharge its obligations under the promissory notes by carrying out one or more private placements of its common shares.

In addition to the Share Purchase Agreement, the Hypothecation Agreement and the Escrow Agreement, the Registrant entered into two other agreements relating to the Transaction both dated for reference February 29, 2000. In an agreement with Westcor (the "Support Agreement") the Registrant agreed to refrain from making corporate distributions or alterations without protecting the holders of the Exchangeable shares by ensuring that they receive the equivalent value on any such distribution or alternation as they would have received if they had held common shares of the Registrant directly. The Registrant also agreed to ensure that Westcor is able to meet its obligation to deliver common shares of the Registrant on the exchange of the Exchangeable Shares.

Pursuant to an agreement (the "Voting Trust and Exchange Agreement") with Westcor, the Vendors and Miller Thomson as trustee , the trustee will be issued one special voting share of the Registrant on behalf of the Vendors which will effectively allow the Vendors, as holders of Exchangeable Shares, to have one vote per each such share at general meetings of the Registrant. In addition, certain rights to exchange Exchangeable Shares for common stock of the Registrant are granted. The Voting Trust and Exchange Agreement also contains a grant by the Registrant to the Vendors of certain "piggy-back" rights to have the common shares of the Registrant which they receive on the exchange of their Exchangeable Shares registered concurrently with the registration of new issues of the Registrant's common stock.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Businesses  Acquired

It is not practicable to provide financial statements of the acquired companies prepared in accordance with the regulations on the date hereof. Accordingly, the required financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than (60 days after this Current Report on Form 8-K must be filed).

(b)     Pro  Forma  Financial  Information

It is not practicable to provide the required pro forma financial statements on the date hereof. Accordingly, the pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than (60 days after this Current Report on Form 8-K must be filed).

(c)     Exhibits

(2) Plan of Acquisition, reorganization, arrangement, liquidation or succession

     2.1 Share Purchase Agreement dated February 29, 2000 between Patricia Kirkham and Dennis Petersen and the Company

     2.2 Support Agreement dated February 29, 2000 between the Registrant and Westcor Mortgage Inc.

     2.3 Voting Trust and Exchange Agreement dated February 29, 2000 among the Registrant, Westcor Mortgage Inc., Miller Thomson, Patricia Kirkham and Dennis Petersen

     2.4 Hypothecation Agreement dated February 29, 2000 among Patricia Kirkham, Dennis Petersen, Westcor Mortgage Inc., Miller Thomson and the Registrant

     2.5 Escrow Agreement dated February 29, 2000 among the Registrant, Clark, Wilson, Patricia Kirkham, Dennis Petersen, Oxford Capital Corp. and Westcor Mortgage Inc.


ITEM  8.     CHANGE  IN  FISCAL  YEAR

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     E-FINANCIAL  DEPOT.COM,  INC.


Date:  June  ______,  2000          /s/  John  Huguet
                                    -----------------
                                    John  Huguet,  President  and  CEO